UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

PROTEIN POLYMER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19724	33-0311631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10655 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 558-6064

Not Applicable
(Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS.

On November 21, 2005, Protein Polymer Technologies, Inc. (the “Company”) entered into a non-binding, letter of intent (the “LOI”) with Thuris Corporation (“Thuris”). Under the terms of the LOI, a wholly-owned subsidiary of the Company would merge into Thuris which would thereafter be a wholly-owned subsidiary of the Company. The stockholders, option holders and warrant holders of Thuris would receive, in exchange for their holdings, a number of shares of common stock, or common stock equivalents, of the Company, equal to between 30% and 50% of the outstanding capital stock of the Company calculated on a fully diluted basis.

On November 22, 2005, the Company issued a press release, in the form attached to this Current Report on Form 8-K as Exhibit 99.1, that details the above-mentioned arrangement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
99.1	Press Release of the Company dated as of November 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation
Date: November 22, 2005	By: /s/ Donald S. Kaplan__________________ Donald S. Kaplan President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated as of November 22, 2005.